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                                                                    Exhibit 10.2

                      HPSC GLOUCESTER FUNDING 2003-1 LLC I
                      HPSC GLOUCESTER FUNDING 2003-1 LLC II
                        ASSET BACKED NOTES, SERIES 2003-1
          $9,405,000 10.158% ASSET BACKED NOTES, SERIES 2003-1, CLASS E
          $1,600,000 13.947% ASSET BACKED NOTES, SERIES 2003-1, CLASS F

                             NOTE PURCHASE AGREEMENT

                                                                  March 27, 2003

Merrill Lynch, Pierce, Fenner & Smith Incorporated
  As Representative of the Investment Banks (as defined herein)
Four World Financial Center, 10th Floor
New York, New York 10080

Ladies and Gentlemen:

     Reference is made to that certain Note Purchase and Placement Agency Agreement dated March 27, 2003 by and among HPSC Gloucester Funding 2003-1 LLC I ("LLC I") and HPSC Gloucester Funding 2003-1 LLC II ("LLC II" and together with LLC I, the "ISSUERS"), each, a Delaware limited liability company, HPSC, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives of the Investment Banks (the "NOTE PURCHASE AND PLACEMENT AGENCY AGREEMENT"). Capitalized terms used herein but not defined shall have the meanings specified in the Note Purchase and Placement Agency Agreement.

     Pursuant to the terms of the Note Purchase and Placement Agency Agreement,
(i) we have agreed to sell to you and you have agreed to purchase the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes and (ii) we have agreed to engage you and you have agreed to accept such engagement as exclusive placement agent with respect to the Class E Notes and the Class F Notes. Notwithstanding the foregoing, we agree that all the Class E Notes and $1,600,000 Initial Note Principal Balance of the Class F Notes (the "ADDITIONAL SALE NOTES") shall be deemed to be Sale Notes under the Note Purchase and Placement Agency Agreement and that only $965,000 Initial Note Principal Balance of the Class F Notes will be Best Efforts Notes under the Note Purchase and Placement Agency Agreement.

     All the terms, representations and warranties, covenants, indemnities and other agreements contained in the Note Purchase and Placement Agency Agreement shall be incorporated by reference herein and for all purposes of the Note Purchase and Placement Agency Agreement, all references to the Sale Notes shall include the Additional Sale Notes and all references to the Best Efforts Note shall refer to the $965,000 Initial Note Principal Balance of the Class F Notes.

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          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Issuers and the Investment Banks.

                                  Very truly yours,


                                  HPSC GLOUCESTER FUNDING 2003-1 LLC I

                                  By:    HPSC, Inc., its sole member


                                         By:    /s/ Rene Lefebvre
                                              ---------------------------
                                              Name: Rene Lefebvre
                                              Title: Chief Financial Officer


                                  HPSC GLOUCESTER FUNDING 2003-1 LLC II

                                  By:    HPSC, Inc., its sole member


                                         By:    /s/ Rene Lefebvre
                                              ---------------------------
                                              Name: Rene Lefebvre
                                              Title: Chief Financial Officer


                                  HPSC, INC.


                                  By:      /s/ Rene Lefebvre
                                         --------------------------
                                         Name: Rene Lefebvre
                                         Title: Chief Financial Officer

The foregoing Agreement is
hereby confirmed and accepted as
of the date first above written.

Merrill Lynch, Pierce, Fenner & Smith Incorporated
ING Financial Markets LLC

By:    Merrill Lynch, Pierce, Fenner & Smith Incorporated,
         as Representative of the Investment Banks


       By:  /s/ Christina A. Cotton
            --------------------------------
            Name: Christina A. Cotton
            Title: Authorized Signatory